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                                                                   EXHIBIT 10.14

                               SECOND AMENDMENT TO

                           PURCHASE AND SALE AGREEMENT

         This Second Amendment to Purchase and Sale Agreement ("Amendment") is made and entered into this 28th day of May, 1999, by and between Shell Western E&P Inc. ("SWEPI") and Shell Onshore Ventures Inc. ("SOVI") (collectively "SELLER") and Encore Operating, L.P. ("PURCHASER"). SELLER and PURCHASER may be referred to herein collectively as the "Parties" and individually as a "Party."

                                   WITNESSETH

         WHEREAS, SELLER and PURCHASER are parties to that certain Purchase and Sale Agreement dated March 12, 1999, as amended by agreement dated May 26, 1999, providing for the sale to PURCHASER of SELLER's interests in the Williston Basin (Cedar Creek Anticline) in Montana and North Dakota (the "PSA"); and

         WHEREAS, the Parties desire to amend the PSA to provide for additional transitional services from SWEPI to PURCHASER;

         NOW THEREFORE, in consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

A.        Definitions

         Capitalized terms used in this Amendment, which are not defined herein, shall have the meaning ascribed thereto in the PSA.

B.        Amendments

         1. Subsection 19(d) of the PSA is amended by deleting the last two sentences and inserting the following:

         "At PURCHASER's request, after Closing, SELLER or its affiliates shall provide transitional services (including without limitation accounting, payment and collection, purchasing, communications and information system services) for PURCHASER pursuant to the terms of the Transition Services Agreement attached as EXHIBIT "I" hereto."

         2. EXHIBIT "I" to the PSA shall be replaced in its entirety with the EXHIBIT "I" attached to this Amendment and incorporated by reference herein.




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C.       PSA

         Except as expressly set forth herein, the terms and conditions of the PSA are unaffected and shall remain in full force and effect as written.

         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

SHELL WESTERN E&P INC.

By: /s/
    ----------------------------
         Attorney-in-Fact


SHELL ONSHORE VENTURES INC.

By: /s/
    ----------------------------
         Attorney-in-Fact


ENCORE OPERATING, L. P.
By: EAP Operating Inc.
General Partner

By: /s/ I. JON BRUMLEY
    ----------------------------
        I. Jon Brumley,
        Chief Executive Officer



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                                                                       EXHIBIT I

                            ATTACHED TO THAT CERTAIN
                               SECOND AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT
                      BY AND BETWEEN SHELL WESTERN E&P INC.
                   AND SHELL ONSHORE VENTURES INC., AS SELLER,
                    AND ENCORE OPERATING, L.P., AS PURCHASER


                          TRANSITION SERVICES AGREEMENT

         This Transition Services Agreement ("Agreement") is made and entered into as of this 1st day of June, 1999, by and between Shell Western E&P Inc. ("SWEPI") and Encore Operating, L.P. ("Encore"). "SWEPI" and "Encore" are referred to collectively herein as "Parties".

                                   WITNESSETH:

         WHEREAS, SWEPI and Shell Onshore Ventures Inc. (collectively "Seller") and Encore have entered into that certain Purchase & Sale Agreement dated March 12, 1999, as amended, pursuant to which Encore will acquire certain oil and gas properties in the States of Montana and North Dakota (the "Property") from Seller, effective June 1, 1999; and

         WHEREAS, in order to provide for an efficient transfer of operations from Seller to Encore following Closing, Encore desires to retain SWEPI's services to assist Encore in the operation of the Property during the term of this Agreement; and

         WHEREAS, SWEPI is agreeable to providing such services pursuant to the terms hereof;

         NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements herein contained, the Parties hereto agree as follows:

 1.       SERVICES

          During the term of this Agreement, SWEPI will provide or otherwise make available employees or employees of its affiliates to perform (i) such land, operations, purchasing, communications, information system, and other general services relating to the Property as Encore may from time to time request and SWEPI may from time to time agree to perform; and (ii) such of the accounting and payment services described on Schedule 1 hereof as Encore may from time to time request, provided that any request for accounting and payment services for June 1999, must be made on or before 9:00 a.m. Central Time on June 14, 1999. This Agreement shall not extend to services that would require the service provider (a) to be authorized to do business in any jurisdiction other than Montana, Texas or North Dakota or (b) to make any decisions concerning the business activities or rights or obligations or regulatory responsibilities of Encore.

2.       PERFORMANCE OBLIGATIONS

         During such time as SWEPI's or its affiliates' employees are rendering services hereunder on behalf of Encore, those employees who are engaged in the performance of such services shall remain employees of SWEPI or its affiliates and continue to be paid by and to enjoy the benefits to which they are entitled as employees of SWEPI or its affiliates.

         The obligations of SWEPI and its affiliates and their employees to perform any services hereunder shall be subject to the business requirements of SWEPI and its affiliates.


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         The obligations of SWEPI and its affiliates and their employees to perform the accounting and payment services set forth on Schedule 1 hereof are conditioned upon and subject to Encore and SWEPI, at Encore's cost and expense, maintaining the existing communications link between Encore's office at Baker, Montana, and SWEPI's offices in Houston, Texas. It is acknowledged and agreed that SWEPI and its affiliates shall be relieved of their obligations to provide the services set forth on Schedule 1 at any time and from time to time that such communications link is unavailable or inoperable.

3.       COMPENSATION

         To the extent the services described in clause (i) of Section 1 shall be furnished, payment therefor shall be made by Encore to SWEPI at a rate equal to all direct costs (including, without limitation, salaries of the employees providing the services, labor burden, out-of-pocket expenses, expenses for computers, materials and supplies, and for travel and living, etc.) plus all applicable indirect costs, all of which costs, whether direct or indirect, shall be determined in accordance with generally accepted accounting methods and practices, consistently applied.

         The services described on Schedule 1 (if requested by Encore) shall be provided for production occurring in the month of June 1999 for a flat fee of $107,000.00. If Encore desires to receive any such services for any production month other than June, 1999, the requested services shall be provided at a mutually agreeable fee.

         SWEPI shall maintain adequate accounting records, which in reasonable detail fairly reflect the services contemplated hereunder, and shall maintain a system of internal controls, sufficient to provide reasonable assurances that the services are provided in accordance with this Agreement.

         All related books and accounts of SWEPI applicable to the performance of its obligations hereunder shall at all reasonable times be open to inspection by auditors for Encore for a period of one year after the date of termination of this Agreement.

4.       INDEPENDENT CONTRACTOR STATUS

         Nothing contained in this Agreement shall constitute either party hereto the agent of the other party for any purpose. SWEPI and all affiliates and employees providing services hereunder shall be engaged in a capacity as an independent contractor with full control over the manner and method of performance subject to the work authorizations of Encore.

5.       STANDARD OF CARE

         While performing the services hereunder, SWEPI and its affiliates and their employees shall perform their duties in a manner they reasonably believe to be in the best interests of Encore, BUT SHALL HAVE NO LIABILITY WHATSOEVER TO ENCORE FOR ANY DAMAGES, LIABILITIES OR CLAIMS ARISING OUT OF OR RELATED TO THE PERFORMANCE OF SERVICES HEREUNDER, EXCEPT SUCH AS ARE CAUSED BY THEIR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT IN THE PERFORMANCE OF THE SERVICES HEREUNDER.

6.       INDEMNITY

         TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, ENCORE SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS SWEPI, ITS AFFILIATES, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, CONTRACTORS AND SUBCONTRACTORS ("SWEPI INDEMNIFIED PARTIES") FROM AND AGAINST ANY AND ALL CLAIMS COSTS OR LIABILITIES OF ANY KIND OR NATURE WHATSOEVER ("CLAIMS"), ARISING OUT OF ANY ACTS OR OMISSIONS OF THE SWEPI INDEMNIFIED




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PARTIES IN THE PERFORMANCE OF THE SERVICES HEREUNDER, EXCEPT FOR THE GROSS
NEGLIGENCE OR WILLFUL MISCONDUCT OF THE SWEPI INDEMNIFIED PARTIES. THE FOREGOING OBLIGATIONS OF INDEMNITY SHALL APPLY EVEN THOUGH SUCH CLAIMS MAY HAVE BEEN CONTRIBUTED TO OR CAUSED BY THE NEGLIGENCE OR FAULT, OR THE STRICT OR STATUTORY LIABILITY OF THE SWEPI INDEMNIFIED PARTIES UNDER ANY LAW (INCLUDING STATUTORY, REGULATORY AND CASE LAW), EXCEPT FOR THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE SWEPI INDEMNIFIED PARTIES.

         Nothing contained in this Agreement shall be deemed to relieve either the partners or management of Encore from the performance of their respective duties or limit the exercise of their powers and authority under the law.

         This Agreement, upon execution hereof, shall be effective as of the date hereof and shall continue in effect for a period of six months thereafter, subject, however, to termination at any time by either party giving thirty (30) days written notice to the other.

         IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date first written above.

                                        SHELL WESTERN E&P INC.

                                        By:
                                           -------------------------------------
                                                     Attorney-in-Fact

                                        ENCORE OPERATING, L.P.
                                        BY: EAP OPERATING INC.,
                                            GENERAL PARTNER

                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------



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                                   SCHEDULE 1

                               Accounting Services

Revenue calculation

Severance tax calculation

Payment to working interest owners

Payment to royalty interest owners

Net proceeds calculation/payment

State/Federal reports




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